Exhibit 99.1

Investor Contact Information:
Anthony Cosentino
Executive Vice President
Chief Financial Officer
419.785.3663
Tony.Cosentino@YourStateBank.com

Rurban Financial Corp. Announces New Name and Trading Symbol
DEFIANCE, OH, April 24, 2013 – Rurban Financial Corp. (NASDAQ: RBNF), (“Rurban” or the “Company”), a diversified financial services company providing full-service community banking, wealth management and item processing services, today announced the official name change of the Company and a rebranding of its banking subsidiary, The State Bank and Trust Company. Effective today, the name of the parent company has been changed to SB Financial Group (ticker symbol “SBFG”) and the bank is being rebranded as State Bank. All business lines and functions will be consolidated under the State Bank brand, and can be accessed through an updated website: www.YourStateBank.com. The website will provide customers with access to their banking and wealth management accounts, as well as provide a portal for shareholders to obtain investor information.

Mark A. Klein, president and CEO of SB Financial Group and State Bank, stated, “With this move, we are aligning the identity of our bank and parent company under one name and one logo, which should enhance the reputation of both. The many products and services we already offer can now be viewed more easily as belonging to one company with a consistent vision based on high-quality products and a passion for customer service.

“Our updated website brings all levels of our organization into focus, and facilitates an efficient “one-stop” opportunity to address a variety of banking activities and informational needs. Whether our customers choose to conduct their banking activities electronically, or in-person at any of our offices, becomes more a matter of preference than of need. Our goals remain unchanged: to provide our customers with quality, efficiency and a positive banking experience. This name change and more vibrant logo should enhance our visibility within the communities we serve, and signal to customers and shareholders alike that our organization has taken another step toward higher performance.”

About SB Financial Group
Based in Defiance, Ohio, SB Financial Group is a financial services holding company with two wholly-owned operating subsidiaries: State Bank and RDSI Banking Systems (RDSI). State Bank operates through 17 banking centers in seven Northwestern Ohio counties, and one center in Fort Wayne, Indiana; as well as three loan production offices: two in Columbus, Ohio and one in Angola, Indiana. State Bank offers a full range of financial services for consumers and small businesses, including wealth management, mortgage banking, commercial and agricultural lending. RDSI provides item processing services to community banks located in the Midwest. SB Financial Group’s common stock is listed on the NASDAQ under the symbol SBFG.

Forward Looking Statement
Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking, insurance and mortgage industries, competitive factors specific to markets in which SB Financial Group and its subsidiaries operate, future interest rate levels, legislative and regulatory actions, capital market conditions, general economic conditions, geopolitical events, the loss of key personnel and other factors. Forward-looking statements speak only as of the date on which they are made, and SB Financial Group undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made except as required by law. All subsequent written and oral forward-looking statements attributable to SB Financial Group or any person acting on its behalf are qualified by these cautionary statements.